UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 13, 2024 (December 12, 2024)
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LUCKY STRIKE ENTERTAINMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-40142	98-1632024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
7313 Bell Creek Road Mechanicsville, Virginia 23111
(Address of principal executive offices and zip code)
(804) 417-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	LUCK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Submission of Matters to a Vote of Security Holders

On December 12, 2024, Lucky Strike Entertainment Corporation (the “Company”) effected its rebranding from Bowlero to Lucky Strike Entertainment (the "Rebranding"). In connection with the Rebranding, the Certificate of Incorporation and the Amended and Restated Bylaws of the Company were each amended to reflect the change of its name from Bowlero Corp. to Lucky Strike Entertainment Corporation.

The foregoing general description of the amendments to the Company’s Certificate of Incorporation and Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment of the Certificate of Incorporation of the Company, a copy of which is filed as Exhibit 3.01 to this Form 8-K, and to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.02 to this Form 8-K, each incorporated in this Item by reference.
Item 7.01     Regulation FD Disclosure.
On December 12, 2024, the Company issued a press release announcing the effectiveness of the Rebranding. A copy of this press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 7.01.

The information referenced under Item 7.01 of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filings under the Securities Act or the Exchange Act.

Item 9.01    Financial Statement and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation of Bowlero Corp.
3.2	Amended and Restated Bylaws of Lucky Strike Entertainment Corporation
99.1	Press Release, dated December 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWLERO CORP.

Date: December 13, 2024	By:	/s/ Robert M. Lavan
	Name:	Robert M. Lavan
	Title:	Chief Financial Officer